                                  EXHIBIT 99.10

      [GRAPHIC                                                    [GRAPHIC
       OMITTED]                                                    OMITTED]
      Equity One                                                    FBR(R)
=======================
a Popular, Inc. Company

                                EQUITY ONE 2004-4
                                Breakeven Losses
           ---------------------------------------------------------
                                                    Cumulative
                                Break CDR(1)         Losses(2)
           ---------------------------------------------------------
                  AAA              18.06              22.68%
                   M2               7.99              12.75%
                   M3               7.11              11.62%
                   M4               6.42              10.69%
                   B1               5.77               9.79%
                   B2               5.17               8.92%
           ---------------------------------------------------------

(1)  The "Break CDR" is the highest CDR a Class can withstand before losing a single dollar of principal

(2)  As a percentage of the Cut-Off Date balance of the Mortgage Loans

ASSUMPTIONS:
Forward Libor
50% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings,
Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus
Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.

      [GRAPHIC                                                    [GRAPHIC
       OMITTED]                                                    OMITTED]
      Equity One                                                    FBR(R)
=======================
a Popular, Inc. Company

                                                          EQUITY ONE 2004-4

------------------------------------------------------------------------------------------------------------------------------
                                    EXCESS                                   EXCESS                                 EXCESS
   PERIOD           DATE           INTEREST       PERIOD      DATE          INTEREST     PERIOD        DATE        INTEREST
------------------------------------------------------------------------------------------------------------------------------
      1          25-Oct-04         3.04794         43       25-Apr-08        2.41201       85       25-Oct-11       3.57593
      2          25-Nov-04         2.86137         44       25-May-08        2.44706       86       25-Nov-11       3.61669
      3          25-Dec-04         2.80152         45       25-Jun-08        2.42928       87       25-Dec-11       3.65848
      4          25-Jan-05         2.64653         46       25-Jul-08        2.46817       88       25-Jan-12       3.70166
      5          25-Feb-05         2.56866         47       25-Aug-08        2.48940       89       25-Feb-12       3.75307
      6          25-Mar-05         2.58102         48       25-Sep-08        2.50566       90       25-Mar-12       3.79830
      7          25-Apr-05         2.42119         49       25-Oct-08        2.56213       91       25-Apr-12       3.84455
      8          25-May-05         2.38058         50       25-Nov-08        2.54970       92       25-May-12       3.89182
      9          25-Jun-05         2.26532         51       25-Dec-08        2.58938       93       25-Jun-12       3.94027
     10          25-Jul-05         2.25752         52       25-Jan-09        2.58071       94       25-Jul-12       3.99060
     11          25-Aug-05         2.10925         53       25-Feb-09        2.62480       95       25-Aug-12       4.05534
     12          25-Sep-05         2.08738         54       25-Mar-09        2.71786       96       25-Sep-12       4.11389
     13          25-Oct-05         2.13399         55       25-Apr-09        2.66163       97       25-Oct-12       4.17369
     14          25-Nov-05         2.02410         56       25-May-09        2.70464       98       25-Nov-12       4.23481
     15          25-Dec-05         2.03315         57       25-Jun-09        2.68953       99       25-Dec-12       4.29742
     16          25-Jan-06         1.93277         58       25-Jul-09        2.73168       100      25-Jan-13       4.36211
     17          25-Feb-06         1.89044         59       25-Aug-09        2.74940       101      25-Feb-13       4.43695
     18          25-Mar-06         2.02170         60       25-Sep-09        2.76702       102      25-Mar-13       4.50436
     19          25-Apr-06         1.81546         61       25-Oct-09        2.81590       103      25-Apr-13       4.57328
     20          25-May-06         1.83487         62       25-Nov-09        2.80898       104      25-May-13       4.64376
     21          25-Jun-06         1.74859         63       25-Dec-09        2.84953       105      25-Jun-13       4.71593
     22          25-Jul-06         1.79499         64       25-Jan-10        2.84555       106      25-Jul-13       4.79053
     23          25-Aug-06         2.23096         65       25-Feb-10        2.88772       107      25-Aug-13       4.87932
     24          25-Sep-06         2.20195         66       25-Mar-10        2.97529       108      25-Sep-13       4.95709
     25          25-Oct-06         2.26614         67       25-Apr-10        2.92831       109      25-Oct-13       5.03649
     26          25-Nov-06         2.19090         68       25-May-10        2.97074       110      25-Nov-13       5.11764
     27          25-Dec-06         2.21572         69       25-Jun-10        2.97003       111      25-Dec-13       5.08888
     28          25-Jan-07         2.15331         70       25-Jul-10        3.01435       112      25-Jan-14       5.18086
     29          25-Feb-07         2.26949         71       25-Aug-10        3.03116       113      25-Feb-14       5.28327
     30          25-Mar-07         2.39450         72       25-Sep-10        3.05390       114      25-Mar-14       5.37914
     31          25-Apr-07         2.23957         73       25-Oct-10        3.10510       115      25-Apr-14       5.47712
     32          25-May-07         2.26963         74       25-Nov-10        3.12217       116      25-May-14       5.57740
     33          25-Jun-07         2.21251         75       25-Dec-10        3.17428       117      25-Jun-14       5.73130
     34          25-Jul-07         2.25293         76       25-Jan-11        3.20347       118      25-Jul-14       5.83735
     35          25-Aug-07         2.30074         77       25-Feb-11        3.26167       119      25-Aug-14       5.94570
     36          25-Sep-07         2.30691         78       25-Mar-11        3.31113       120      25-Sep-14       6.05670
     37          25-Oct-07         2.37110         79       25-Apr-11        3.34551       121      25-Oct-14       6.17034
     38          25-Nov-07         2.33255         80       25-May-11        3.38054       122      25-Nov-14       6.28669
     39          25-Dec-07         2.36201         81       25-Jun-11        3.41648       123      25-Dec-14       6.40577
     40          25-Jan-08         2.33541         82       25-Jul-11        3.45386       124      25-Jan-15       6.52756
     41          25-Feb-08         2.39215         83       25-Aug-11        3.49736       125      25-Feb-15       6.65099
     42          25-Mar-08         2.45828         84       25-Sep-11        3.53619
------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
Forward Libor
Prepays according to Pricing Speed
Triggers Set to Fail
Run to maturity
No losses

DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings,
Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus
Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.

      [GRAPHIC                                                    [GRAPHIC
       OMITTED]                                                    OMITTED]
      Equity One                                                    FBR(R)
=======================
a Popular, Inc. Company

      EQUITY ONE 2004-4

------------------------------------------------------------------
                              CLASS AF1            CLASS AF1
                               NET WAC         EFFECTIVE NET WAC
   PERIOD         DATE           CAP                  CAP
------------------------------------------------------------------
       1       25-Oct-04        7.04%                13.02%
       2       25-Nov-04        5.91%                11.96%
       3       25-Dec-04        6.11%                12.24%
       4       25-Jan-05        5.91%                12.15%
       5       25-Feb-05        5.91%                12.29%
       6       25-Mar-05        6.54%                13.09%
       7       25-Apr-05        5.91%                12.65%
       8       25-May-05        6.11%                13.08%
       9       25-Jun-05        5.91%                13.16%
      10       25-Jul-05        6.11%                13.66%
      11       25-Aug-05        5.91%                13.79%
      12       25-Sep-05        5.91%                14.00%
      13       25-Oct-05        6.11%                14.00%
      14       25-Nov-05        5.91%                14.00%
      15       25-Dec-05        6.11%                14.00%
      16       25-Jan-06        5.91%                14.00%
      17       25-Feb-06        5.91%                14.00%
      18       25-Mar-06        6.54%                14.00%
      19       25-Apr-06        5.91%                14.00%
      20       25-May-06        6.11%                14.00%
      21       25-Jun-06        5.91%                14.00%
      22       25-Jul-06        6.11%                14.00%
      23       25-Aug-06        5.91%                14.00%
      24       25-Sep-06        5.91%                14.00%
      25       25-Oct-06        6.11%                14.00%
      26       25-Nov-06        5.91%                14.00%
      27       25-Dec-06        6.11%                14.00%
      28       25-Jan-07        5.91%                14.00%
      29       25-Feb-07        5.91%                14.00%
      30       25-Mar-07        6.54%                14.00%
      31       25-Apr-07        5.91%                14.00%
      32       25-May-07        6.11%                14.00%
      33       25-Jun-07        5.91%                14.00%
      34       25-Jul-07        6.11%                14.00%
      35       25-Aug-07        5.91%                14.00%
      36       25-Sep-07        5.91%                14.00%
      37       25-Oct-07        6.11%                14.00%
      38       25-Nov-07        5.91%                14.00%
      39       25-Dec-07        6.11%                14.00%
      40       25-Jan-08        5.91%                14.00%
      41       25-Feb-08        5.91%                14.00%
      42       25-Mar-08        6.32%                14.00%
      43       25-Apr-08        5.91%                14.00%
      44       25-May-08        6.11%                14.00%
------------------------------------------------------------------

ASSUMPTIONS
1 month and 6 month LIBOR both at 20%
Prepays according to Pricing
Speed Triggers Set to Fail
Run to maturity
No losses

DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings,
Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus
Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.

      [GRAPHIC                                                    [GRAPHIC
       OMITTED]                                                    OMITTED]
      Equity One                                                    FBR(R)
=======================
a Popular, Inc. Company

                                                               EQUITY ONE 2004-4

--------------------------------------------------------------------------------------------------------------------------------

                                CLASS AV1         CLASS AV1                                     CLASS AV1         CLASS AV1
                                 NET WAC      EFFECTIVE NET WAC                                  NET WAC      EFFECTIVE NET WAC
   PERIOD        DATE              CAP               CAP            PERIOD       DATE              CAP               CAP
--------------------------------------------------------------------------------------------------------------------------------
      1        25-Oct-04          7.21%             14.00%            40       25-Jan-08         11.18%            11.18%
      2        25-Nov-04          6.05%             14.00%            41       25-Feb-08         11.66%            11.66%
      3        25-Dec-04          6.25%             14.00%            42       25-Mar-08         12.49%            12.49%
      4        25-Jan-05          6.05%             14.00%            43       25-Apr-08         11.69%            11.69%
      5        25-Feb-05          6.05%             14.00%            44       25-May-08         12.08%            12.08%
      6        25-Mar-05          6.70%             14.00%            45       25-Jun-08         11.69%            11.69%
      7        25-Apr-05          6.05%             14.00%            46       25-Jul-08         12.09%            12.09%
      8        25-May-05          6.25%             14.00%            47       25-Aug-08         11.80%            11.80%
      9        25-Jun-05          6.05%             14.00%            48       25-Sep-08         11.82%            11.82%
     10        25-Jul-05          6.25%             14.00%            49       25-Oct-08         12.22%            12.22%
     11        25-Aug-05          6.05%             14.00%            50       25-Nov-08         11.83%            11.83%
     12        25-Sep-05          6.05%             14.00%            51       25-Dec-08         12.22%            12.22%
     13        25-Oct-05          6.25%             14.00%            52       25-Jan-09         11.84%            11.84%
     14        25-Nov-05          6.05%             14.00%            53       25-Feb-09         11.93%            11.93%
     15        25-Dec-05          6.25%             14.00%            54       25-Mar-09         13.23%            13.23%
     16        25-Jan-06          6.05%             14.00%            55       25-Apr-09         11.95%            11.95%
     17        25-Feb-06          6.05%             14.00%            56       25-May-09         12.35%            12.35%
     18        25-Mar-06          6.70%             14.00%            57       25-Jun-09         11.95%            11.95%
     19        25-Apr-06          6.05%             14.00%            58       25-Jul-09         12.36%            12.36%
     20        25-May-06          6.25%             14.00%            59       25-Aug-09         11.98%            11.98%
     21        25-Jun-06          6.05%             14.00%            60       25-Sep-09         12.00%            12.00%
     22        25-Jul-06          6.37%             14.00%            61       25-Oct-09         12.40%            12.40%
     23        25-Aug-06          8.56%             10.92%            62       25-Nov-09         12.00%            12.00%
     24        25-Sep-06          8.56%             10.92%            63       25-Dec-09         12.40%            12.40%
     25        25-Oct-06          8.85%             11.21%            64       25-Jan-10         12.00%            12.00%
     26        25-Nov-06          8.56%             10.92%            65       25-Feb-10         12.01%            12.01%
     27        25-Dec-06          8.85%             11.21%            66       25-Mar-10         13.32%            13.32%
     28        25-Jan-07          8.61%             10.97%            67       25-Apr-10         12.03%            12.03%
     29        25-Feb-07          9.65%             12.02%            68       25-May-10         12.43%            12.43%
     30        25-Mar-07         10.69%             13.06%            69       25-Jun-10         12.03%            12.03%
     31        25-Apr-07          9.67%             11.92%            70       25-Jul-10         12.43%            12.43%
     32        25-May-07          9.99%             12.25%            71       25-Aug-10         12.04%            12.04%
     33        25-Jun-07          9.67%             11.93%            72       25-Sep-10         12.06%            12.06%
     34        25-Jul-07         10.08%             12.12%            73       25-Oct-10         12.46%            12.46%
     35        25-Aug-07         11.04%             11.54%            74       25-Nov-10         12.06%            12.06%
     36        25-Sep-07         11.11%             11.19%            75       25-Dec-10         12.46%            12.46%
     37        25-Oct-07         11.50%             11.50%            76       25-Jan-11         12.06%            12.06%
     38        25-Nov-07         11.13%             11.13%            77       25-Feb-11         12.07%            12.07%
     39        25-Dec-07         11.50%             11.50%            78       25-Mar-11         13.36%            13.36%
--------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1 month and 6 month LIBOR both at 20%
Prepays according to Pricing
Speed Triggers Set to Fail
Run to maturity
No losses

DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings,
Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus
Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.